UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Purchase Agreement

As reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on September 19, 2006, on September 13, 2006, the registrant, Halo Technology Holdings, Inc. ("Halo" or the "Company") and Unify Corporation ("Unify") entered into a Purchase and Exchange Agreement (the "Purchase Agreement") for the sale of the Company’s Gupta Technologies, LLC ("Gupta") subsidiary to Unify Corporation ("Unify") and the Company’s acquisition of Unify’s NavRisk Business and ViaMode Product (as such terms are defined in the Purchase Agreement). A copy of the Purchase Agreement was attached as Exhibit 10.130 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2006, and is incorporated herein by reference.

On November 20, 2006, Halo and Unify entered into that certain Amendment No. 1 to Purchase and Exchange Agreement (the "Amendment") amending certain terms of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement or the Amendment. Under the Purchase Agreement, Halo agreed to sell Gupta to Unify in exchange for (i) Unify’s risk management software and solution business as conducted by Unify through its Acuitrek, Inc. subsidiary ("Acuitrek") and its Insurance Risk Management division, including, without limitation, the Acuitrek business and the NavRisk product (the "NavRisk Business"), (ii) Unify’s ViaMode software product and related intellectual property rights (the "ViaMode Product"), (iii) 5,000,000 shares of Unify common stock ("Purchase Shares"), (iv) warrants to acquire 750,000 shares of Unify stock ("Purchase Warrant"), (v) $5,000,000 in cash, of which Halo received $500,000 as a deposit upon the signing of the Purchase Agreement (the "Deposit"), and (vi) the amount by which the Gupta Net Working Capital exceeds the NavRisk Net Working Capital (as such terms are defined in the Purchase Agreement, the "Working Capital Adjustment").

The Amendment changed the consideration to be paid by Unify at the Closing, by eliminating the Purchase Shares and Purchase Warrants and by increasing the cash portion of the consideration from $5,000,000 to $6,100,000. The Amendment also modified by the Purchase Agreement by making corresponding changes to the representations, warranties and covenants, eliminating references to the Purchase Shares and Purchase Warrant.

A copy of the Amendment is attached as Exhibit 10.140 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment. Exhibits to the Amendment, which have not been filed with this Current Report on Form 8-K, will be furnished to the Securities and Exchange Commission upon request.

Amendment No. 3 to Fortress Credit Agreement

On November 20, 2006 Company entered into Amendment Agreement No. 3 ("Amendment Agreement") between the Company and Fortress Credit Corp. ("Fortress") relating to the Credit Agreement dated August 2, 2005 between the Company, the Subsidiaries of the Company and Fortress. All capitalized terms used in herein and not otherwise defined have the meanings set forth in the Amendment Agreement.

Pursuant to the Amendment Agreement, (i) the Company paid, as a partial prepayment of the Loan, $4,600,000 simultaneously with the closing of the sale of Gupta, and (ii) the Company agreed to pay, as partial prepayments of the Loan, $2,000,000 payable in three installments, with the first installment of $500,000 payable on January 31, 2007, the second installment of $500,000 payable on February 28, 2007 and the third installment of $1,000,000 payable on March 30, 2007. Under the Amendment Agreement, the Company also paid Fortress an amount equal to $500,000 simultaneously with the closing of the sale of Gupta, $270,000 of which was applied towards the November 2nd principal payment due under the Loan, $100,000 of which was applied towards the Outstanding Amendment Fee (due pursuant to the prior Amendment No. 2 of the Credit Agreement) and $130,000 of which shall be applied (i) as a credit against future payment of accrued interest by the Company under the Credit Agreement, and (ii) towards the payment of Fortress’s legal fees relating to the Amendment Agreement.

Further, the Company agreed to pay Fortress a reorganization success fee of $200,000 no later than March 30, 2007, and an amendment fee of $300,000 as consideration for entering into the Amendment Agreement. Fortress also agreed to release Gupta from its obligations under the Credit Agreement and related agreements, and to release its liens on Gupta’s assets.

A copy of the Amendment Agreement is attached as Exhibit 10.141 hereto, and is incorporated herein by reference. The foregoing description of the Amendment Agreement is qualified in its entirety by reference to the full text of the Amendment Agreement. Exhibits to the Amendment Agreement, which have not been filed with this Current Report on Form 8-K, will be furnished to the Securities and Exchange Commission upon request.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Gupta Material Agreements

Previously, the Company had disclosed various agreements entered into by its Gupta subsidiary as material agreements of the Company, due to Gupta’s significance to the Company. Due to the sale of Gupta, the following agreements are no longer material agreements of the Company:

Exhibit No. Description of Agreement

10.42 (14) Senior Security Agreement, dated as of January 31, 2005, between Gupta Technologies, LLC and Collateral Agent (as defined therein).

10.44 (14) Senior Guaranty, dated as of January 31, 2005, between Gupta Technologies, LLC and Collateral Agent (as defined therein).

10.47 (14) Subordinated Subsidiary Security Agreement, dated as of January 31, 2005, between Gupta Technologies, LLC and Collateral Agent (as defined therein).

10.49 (14) Subordinated Guaranty, dated as of January 31, 2005, between Gupta Technologies, LLC and Collateral Agent (as defined therein).

10.50 (14) Intercreditor and Subordination Agreement dated as of January 31, 2005, by and among: the Subordinated Noteholders, the Senior Noteholders, the Company, Warp Solutions, Inc., Gupta Technologies, LLC, and the Collateral Agent (as such terms are defined therein).

10.54 (18) Letter Agreement dated October 31, 2003 by and between Gupta Technologies, LLC and Jeffrey L. Bailey.

10.55 (18) Letter Agreement dated August 4, 2004 by and between Gupta Technologies, LLC and Jeffrey Bailey, as amended January 1, 2005.

10.56 (18) Premium International Distribution Agreement dated January 1, 2004 by and between ADN Distribution, GmbH and Gupta Technologies, LLC.

10.57 (18) Premium International Distribution Agreement dated March 1, 2005 by and between Scientific Computers and Gupta Technologies, LLC.

10.58 (18) Premium International Distribution Agreement dated January 1, 2004 by and between NOCOM AB and Gupta Technologies, LLC, as amended January 1, 2005.

10.59 (18) Premium International Distribution Agreement dated October 1, 2003 by and between Sphinx CST and Gupta Technologies, LLC, as amended October 1, 2004.

10.60 (18) Premium International Distribution Agreement dated March 24, 2004 by and between Xtura B.V. and Gupta Technologies, LLC.

10.61 (18) OEM Software License Agreement dated September 29, 1994 by and between United Parcel Service General Services Co. and Gupta Technologies, LLC, as amended September 8, 1995, September 30, 1999, December 21, 1999, March 23, 2001, and December 31, 2004.

10.62 (18) Service Agreement dated March 27, 2002 by and between Offshore Digital Services Inc., DBA Sonata and Gupta Technologies, LLC, as amended March 28, 2003, July 21, 2003, and March 28, 2004.

10.63 (18) Services Agreement dated September 20, 2004 by and between CodeWeavers, Inc. and Gupta Technologies, LLC.

10.64 (18) OEM Product Agreement dated September 20, 2004 by and between CodeWeavers, Inc. and Gupta Technologies, LLC.

10.65 (18) Qt Commercial License Agreement for Enterprise Edition dated as of December 15, 2004 by and between Trolltech Inc. and Gupta Technologies, LLC.

10.66 (18) OEM License Agreement dated January 1, 2004 by and between Graphics Server Technologies, L.P. and Gupta Technologies, LLC.

10.67 (18) Shrinkwrap software license agreement with Data Techniques, Inc. for the ImageMan software product.

10.68 (18) Shrinkwrap software license agreement with Rogue Wave Software Inc. for the Rogue Wave Stingray software product.

10.69 (18) Lease Agreement dated July 19, 2001 by and between Westport Joint Venture and Gupta Technologies, LLC, together with amendments thereto.

10.78 (20) Deed dated August 1, 2005 between Gupta Technologies, LLC and Fortress Credit Corp.

10.79 (20) Deed dated August 2, 1005 between Gupta Technologies Limited and Fortress Credit Corp.

10.81 (20) Deed dated August 2, 1005 between Gupta Technologies, LLC and Fortress Credit Corp.

10.84 (21) Share Pledge Agreement dated August 2, 2005 between Gupta Technologies LLC, Fortress Credit Corp., Fortress Credit Opportunities I LP and Finance Parties

Notes:

(14) Filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 4, 2005.

(18) Filed as an exhibit to the Company’s Registration Statement on Form S-2 (File Number 333-123864)

(20) Filed as an exhibit to the Company’s Current Report on Form 8-K filed on August 16, 2005.

(21) Filed as an exhibit to the Company’s Current Report on Form 8-K filed on September 2, 2005.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Disposition of Gupta; Acquisition of NavRisk Business

On November 20, 2006, the Company completed the transactions contemplated by that certain Purchase and Exchange Agreement (the "Purchase Agreement") between the Company and Unify Corporation ("Unify"), as amended by that certain Amendment No. 1 to Purchase and Exchange Agreement (the "Amendment") dated November 20, 2006. At the Closing of the transactions, Halo sold its Gupta Technologies, LLC subsidiary to Unify in exchange for (i) Unify’s risk management software and solution business as conducted by Unify through its Acuitrek, Inc. subsidiary ("Acuitrek") and its Insurance Risk Management division, including, without limitation, the Acuitrek business and the NavRisk product (the "NavRisk Business"), (ii) Unify’s ViaMode software product and related intellectual property rights (the "ViaMode Product"), (iii) $6,100,000 in cash, of which Halo had received $500,000 as a deposit upon the signing of the Purchase Agreement (the "Deposit"), and (iv) the amount by which the Gupta Net Working Capital exceeds the NavRisk Net Working Capital (as such terms are defined in the Purchase Agreement, the "Working Capital Adjustment"). Accordingly, the Company disposed of a significant amount of assets, its Gupta subsidiary, and acquired a significant amount of assets, the NavRisk Business. A copy of the Purchase Agreement was attached as Exhibit 10.130 to the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2006, and is incorporated herein by reference. The Amendment is described above in Item 1.01. A copy of the Amendment is attached as Exhibit 10.140 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described above in Item 1.01, on November 20, 2006 Company entered into an Amendment Agreement No. 3 ("Amendment Agreement") between the Company and Fortress Credit Corp. ("Fortress") relating to the Credit Agreement dated August 2, 2005 between the Company, the Subsidiaries of the Company and Fortress. The Amendment Agreement created and modified certain direct financial obligations of the Company as follows.

Pursuant to the Amendment Agreement, (i) the Company paid, as a partial prepayment of the Loan, $4,600,000 simultaneously with the closing of the sale of Gupta, and (ii) the Company agreed to pay, as partial prepayments of the Loan, $2,000,000 payable in three installments, with the first installment of $500,000 payable on January 31, 2007, the second installment of $500,000 payable on February 28, 2007 and the third installment of $1,000,000 payable on March 30, 2007. Under the Amendment Agreement, the Company also paid Fortress an amount equal to $500,000 simultaneously with the closing of the sale of Gupta, $270,000 of which was applied towards the November 2nd principal payment due under the Loan, $100,000 of which was applied towards the Outstanding Amendment Fee (due pursuant to the prior Amendment No. 2 of the Credit Agreement) and $130,000 of which shall be applied (i) as a credit against future payment of accrued interest by the Company under the Credit Agreement, and (ii) towards the payment of Fortress’s legal fees relating to the Amendment Agreement.

Further, the Company agreed to pay Fortress a reorganization success fee of $200,000 no later than March 30, 2007, and an amendment fee of $300,000 as consideration for entering into the Amendment Agreement. Fortress also agreed to release Gupta from its obligations under the Credit Agreement and related agreements, and to release its liens on Gupta’s assets.

A copy of the Amendment Agreement is attached as Exhibit 10.141 hereto, and is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

As described above in Item 2.01, on November 20, 2006, the Company sold its Gupta subsidiary. Pursuant to that certain Credit Agreement (as amended, the "Credit Agreement") dated August 2, 2005 between the Company, the Subsidiaries of the Company and Fortress Credit Corp. ("Fortress"), the Company became obligated to make a mandatory prepayment of outstanding principal on the Loan under the Credit Agreement. The Company satisfied this obligation by making the payments described in that certain Amendment Agreement No. 3 ("Amendment Agreement") between the Company and Fortress relating to the Credit Agreement. The Amendment Agreement is described above in Item 1.01.

Pursuant to the Amendment Agreement, (i) the Company paid, as a partial prepayment of the Loan, $4,600,000 simultaneously with the closing of the sale of Gupta, and (ii) the Company agreed to pay, as partial prepayments of the Loan, $2,000,000 payable in three installments, with the first installment of $500,000 payable on January 31, 2007, the second installment of $500,000 payable on February 28, 2007 and the third installment of $1,000,000 payable on March 30, 2007. A copy of the Amendment Agreement is attached as Exhibit 10.141 hereto, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Due to the sale of the Company’s Gupta subsidiary, on November 20, 2006, Jeff Bailey, who had served as CEO of Gupta, is no longer an executive officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following pro forma financial information of the Company and the acquired NavRisk Business (as defined above in Item 2.01) is submitted at the end of this Current Report on Form 8-K, and is filed herewith and incorporated herein by reference:

Pro Forma Financial Information
________________________________________
Halo Technology Holdings, Inc. Pro Forma Consolidated Condensed Balance Sheet September 30, 2006 (Unaudited)

Halo Technology Holdings, Inc. Pro Forma Consolidated Condensed Statements of Operations three months ended September 30, 2006 (Unaudited)

Halo Technology Holdings, Inc. Pro Forma Consolidated Condensed Statements of Operations year ended June 30, 2006 (Unaudited)

(d)

Exhibit No. Description

10.140 Amendment to Purchase Agreement between the Company and Unify Corporation

10.141 Amendment Agreement No. 3 between the Company and Fortress Credit Corp.

99.1 Pro Forma Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

November 27, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.140	Amendment to Purchase Agreement between the Company and Unify Corporation
10.141	Amendment Agreement No. 3 between the Company and Fortress Credit Corp.
99.1	Pro Forma Financial Information